Exhibit 99.1

FOR IMMEDIATE RELEASE

Securitize and Cantor Equity Partners II Announce Confidential Submission of Draft Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission

MIAMI and NEW YORK — November 13, 2025 — Securitize, Inc. (“Securitize” or the “Company”), the world’s leading platform1 for tokenizing real-world assets, and Cantor Equity Partners II, Inc. (Nasdaq: CEPT) (“CEPT”), a special purpose acquisition company sponsored by an affiliate of Cantor Fitzgerald, today announced that on November 12, 2025, Securitize Holdings, Inc. (“Pubco”), a wholly-owned subsidiary of Securitize, confidentially submitted a draft registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”).

The draft registration statement relates to the previously announced proposed business combination between Securitize and CEPT. Upon completion of the proposed transaction, the combined company will be renamed Securitize Corp. and is expected to trade on Nasdaq under the ticker symbol “SECZ.”

Carlos Domingo, Co-Founder and Chief Executive Officer of Securitize, said:

“The confidential submission of our S-4 marks another important milestone toward bringing tokenization to the public markets. For eight years, we’ve built the regulatory infrastructure, technology, and partnerships to power the next generation of finance and we’re proud to take this next step with Cantor as we work to make regulated, onchain finance accessible to institutions and investors around the world.”

The completion of the proposed transaction remains subject to customary closing conditions, including the approval of CEPT shareholders and the effectiveness of the registration statement.

###

[1]	https://app.rwa.xyz/platforms (Oct 2025)

About Securitize

Securitize is tokenizing the world with $4B+ AUM (as of Oct 2025) through tokenized funds and equities in partnership with top-tier asset managers, such as Apollo, BlackRock, Hamilton Lane, KKR, VanEck and others. Securitize, through its subsidiaries, is a SEC-registered broker dealer, digital transfer agent, fund administrator and operator of a SEC-regulated Alternative Trading System (ATS). Securitize has also been recognized as a 2025 Forbes Top 50 Fintech company.

For more information, please visit:
Website | X/Twitter | LinkedIn

Contacts:

Investor

investor.relations@securitize.io

Media

Tom Murphy
tom.murphy@securitize.io.

About Cantor Equity Partners II

Cantor Equity Partners II, Inc. (Nasdaq: CEPT) is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or other similar business combination with one or more businesses or entities. CEPT is led by Chairman and Chief Executive Officer Brandon Lutnick and sponsored by an affiliate of Cantor Fitzgerald.

About Cantor Fitzgerald L.P.

Cantor Fitzgerald, with more than 14,000 employees, is a leading global financial services and real estate services holding company and a proven and resilient leader for more than 79 years. Its diverse group of global companies provides a wide range of products and services, including investment banking, asset and investment management, capital markets, prime services, research, digital assets, data, financial and commodities brokerage, trade execution, clearing, settlement, advisory, financial technology, custodial, commercial real estate advisory and servicing, and more.

Important Information and Where to Find It

In connection with the proposed transactions, Pubco is expected to publicly file a registration statement on Form S-4 with the SEC, that will include a prospectus with respect to certain of the securities to be issued in connection with the proposed transactions and a proxy statement with respect to the shareholder meeting of CEPT to vote on the proposed transactions. Shareholders of CEPT and other interested persons are encouraged to read, when publicly available, the preliminary proxy statement / prospectus as well as other documents to be filed with the SEC because these documents will contain important information about Securitize, CEPT and the proposed transactions. After the registration statement is declared effective, the definitive proxy statement and other relevant documents will be mailed to shareholders of CEPT as of a record date to be established for voting on the proposed transactions. Once available, shareholders of CEPT will also be able to obtain a copy of the S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to the media contacts below. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

CEPT, Pubco, Securitize and their respective directors, executive officers, and certain of their shareholders and other members of management and employees may be deemed under SEC rules to be participants in the solicitation of proxies from CEPT’s shareholders in connection with the proposed transactions. A list of the names of such persons, and information regarding their interests in the proposed transactions and their ownership of CEPT’s securities are, or will be, contained in CEPT’s filings with the SEC, including CEPT’s final prospectus dated May 1, 2025 (the “CEPT IPO Prospectus”), which was filed on May 2, 2025. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies from CEPT’s shareholders in connection with the proposed transactions, including the names and interests of CEPT’s, Pubco’s and Securitize’s directors and executive officers, will be set forth in the proxy statement/prospectus, which is expected to be filed by Pubco, Securitize and CEPT, as applicable, with the SEC. Investors and security holders may obtain free copies of these documents as described above.

No Offer or Solicitation

This press release and the information contained herein are for informational purposes only and are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions and shall not constitute an offer to sell or exchange, or a solicitation of an offer to buy or exchange the securities of CEPT or Pubco, or any commodity or instrument or related derivative, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the proposed transactions involving Pubco, Securitize and CEPT. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to the risk that the proposed transactions may not be completed in a timely manner or at all, which may adversely affect the price of CEPT’s securities. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the CEPT IPO Prospectus, CEPT’s Quarterly Reports on Form 10-Q, CEPT’s Annual Report on Form 10-K and the Registration Statement that will be filed by Pubco and Securitize and the Proxy Statement/Prospectus contained therein, and other documents filed by CEPT and Pubco from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that CEPT, Securitize and Pubco do not presently know, or that CEPT, Securitize and Pubco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of CEPT, Securitize or Pubco assumes any obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of CEPT, Securitize or Pubco gives any assurance that any of CEPT, Securitize or Pubco will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by CEPT, Securitize or Pubco or any other person that the events or circumstances described in such statement are material.

3